                                                                   EXHIBIT 10.10

                          SECOND AMENDMENT AND CONSENT

                                       TO

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


          THIS SECOND AMENDMENT AND CONSENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Second Amendment") dated as of July 20, 1998 relates to
                        ----------------
that certain Second Amended and Restated Credit Agreement dated as of December 2, 1997 (as previously amended and as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among RSC
                                           ----------------
Alabama, Inc., RSC Center, Inc. (formerly known as The Air & Pump Company), RSC Duval Inc., RSC Industrial Corporation, RSC Rents, Inc. and Walker Jones Equipment, Inc. (collectively, the "Borrowers"), RSC Acquisition Corp., RSC
                                    ---------
Holdings, Inc. and Rental Service Corporation (collectively, the "Parent
                                                                  ------
Guarantors"), each financial institution identified on Annex I thereto (together
----------
with its successors and permitted assigns pursuant to Section 12.8 thereof, a "Lender"), Bankers Trust Company, as Issuing Bank, and BT Commercial
-------
Corporation, acting as agent for the Lenders and the Issuing Bank (in such capacity, together with any successor agent appointed pursuant to Section 11.8 thereof, the "Agent").
              -----


          1.   DEFINITIONS.    Capitalized terms used and not otherwise defined
               -----------
herein have the meanings assigned to them in the Credit Agreement.

          2.   AMENDMENTS TO THE CREDIT AGREEMENT.  Upon the "Amendment
               ----------------------------------
Effective Date" (as defined in Section 5 below), the Credit Agreement is hereby amended as follows:

               2.1  GLOBAL AMENDMENTS TO REFERENCES TO CREDIT PARTIES.  Each of
                    -------------------------------------------------
     the following Sections of the Credit Agreement (or subsections thereof or definitions therein) are hereby amended to delete in their entirety the references set out opposite such Sections under the heading "Existing Language" and to substitute in lieu thereof the phrases set out opposite such Sections under the heading "Amended Language":

=============================================================================================
                                                        EXISTING               AMENDED
SECTION(S)                                              LANGUAGE              LANGUAGE
=============================================================================================
Section 1.1 (Definitions of EBITA, EBITDA,          "Credit Parties"    "Credit Parties and
 Fiscal Year, Interest Expense, Rental                                  their Subsidiaries"
 Equipment Utilization, and Total Indebtedness
 Ratio) and Section 8.3(i)
---------------------------------------------------------------------------------------------
Section 1.1 (Definition of Mandatory                "Credit Parties"    "Credit Parties or
 Redeemable Obligation)                                                 their Subsidiaries"
---------------------------------------------------------------------------------------------

=============================================================================================
                                                        EXISTING               AMENDED
SECTION(S)                                              LANGUAGE              LANGUAGE
=============================================================================================
Section 7.1(d), Section 8.7(j), Section 9.1(f)      "Credit Party"      "Credit Party or any
 and Section 9.1(g)                                                     of its Subsidiaries"
---------------------------------------------------------------------------------------------
Section 7.1(a) and Section 7.1(d)                   "Credit Parties'"   "Credit Parties' and
                                                                        their Subsidiaries'"
=============================================================================================

               2.2 GLOBAL AMENDMENTS TO REFERENCES TO SUBSIDIARIES.  Each of the
                   -----------------------------------------------
following Sections of the Credit Agreement (or subsections thereof or definitions therein) are hereby amended to delete in their entirety the references to "Subsidiaries" or "Subsidiary" therein and to substitute in lieu thereof "Domestic Subsidiaries" or "Domestic Subsidiary," respectively: (a)
Section 7.5, (b) Section 7.14, (c) Section 7.15, (d) Section 8.5 (first reference only), (e) Section 8.10(a), (f) Section 8.11, (g) Section 8.13, (h)
Section 8.14, (i) Section 8.17, (j) Section 8.18, and (k) Section 8.19.

               2.3  AMENDMENTS TO SECTION 1.1.  Section 1.1 of the Credit
                    -------------------------
Agreement is hereby amended as follows:

                    (a) the following definition of "Canadian Dollars or Cdn $" is added to Section 1.1 of the Credit Agreement in proper alphabetical order:

                    Canadian Dollars or Cdn $ means the lawful money of Canada.
                    ----------------    -----

                    (b) clause (iii) of the definition of "Change in Control" is amended and restated in its entirety to read as follows:

                         (iii) RSC shall cease to be the legal and beneficial owner, directly or indirectly, of all of the issued and outstanding capital stock of any other Credit Party or RSC Canada, except to the extent that (A) the capital stock of a Borrower, Subsidiary Guarantor or RSC Canada may be sold in a transaction permitted under this Credit Agreement or (B) a Credit Party or any of their respective Domestic Subsidiaries is merged into another Credit Party as permitted or required under this Credit Agreement; or

                    (c) the following definition of "Domestic Subsidiary" is added to Section 1.1 of the Credit Agreement in proper alphabetical order:

                    Domestic Subsidiary means any direct or indirect Subsidiary
                    -------------------
               of RSC that is organized under the laws of the United States of America, any state thereof or the District of Columbia.

                    (d) the following definition of "RSC Canada" is added to
          Section 1.1 of the Credit Agreement in proper alphabetical order:

                    RSC Canada means Rental Service Corporation of Canada, Ltd.,
                    ----------
               an Alberta corporation and wholly-owned Subsidiary of RSC.

                    (e) the following definition of "RSC Canada Credit Facility" is added to Section 1.1 of the Credit Agreement in proper alphabetical order:

                    RSC Canada Credit Facility means the secured revolving
                    --------------------------
               credit facility in a principal amount up to Cdn $45,000,000 provided to RSC Canada and guaranteed by RSC, on substantially the terms and conditions approved pursuant to the Second Amendment, as the same may be amended, restated, supplemented, modified, extended, renewed, refinanced or replaced from time to time.

                    (f) the following definition of "RSC Canada Investment Basket" is added to Section 1.1 of the Credit Agreement in proper alphabetical order:

                    RSC Canada Investment Basket means $25,000,000, provided
                    ----------------------------                    --------
               that any advance or Investment made or repaid in Canadian Dollars shall be valued in Dollars at the exchange rate in effect on the date the advance or Investment is made or repaid, as the case may be.

                    (g) the following definition of "Second Amendment" is added to Section 1.1 of the Credit Agreement in proper alphabetical order:

                    Second Amendment means the Second Amendment and Consent
                    ----------------
               dated as of July 24, 1998 to Second Amended and Restated Credit Agreement dated as of December 2, 1997, among the Borrowers, the Parent Guarantors, the Agent and the Lenders.

                    (h) the following definition of "Second Amendment Effective Date" is added to Section 1.1 of the Credit Agreement in proper alphabetical order:

                    Second Amendment Effective Date means the "Amendment
                    -------------------------------
               Effective Date" under (and as defined in) the Second Amendment.

               2.4  AMENDMENT TO SECTION 4.8(C).  Section 4.8(c) of the Credit
                    ---------------------------
Agreement is hereby amended and restated in its entirety to read as follows:

                    (c) Mandatory Reductions relating to Asset Sales. Upon
                        --------------------------------------------
          consummation of any Asset Sale, the Credit Parties shall commit in writing within 240 days after the consummation of such Asset Sale to reinvest the Net Cash Proceeds resulting therefrom and/or permanently reduce the Revolving Credit Commitments or, to the extent such Asset Sale includes the capital stock or assets of RSC Canada, permanently reduce the aggregate amount of the revolving loan commitments under the RSC Canada Credit Facility and shall so reinvest such Net Cash Proceeds and/or permanently reduce the Revolving Credit Commitments and/or permanently reduce such revolving loan commitments within 330 days after the consummation of such Asset Sale, as follows: (i) any Borrower shall reinvest such Net Cash Proceeds in Productive Assets,
          (ii) to the extent such Asset Sale includes assets of RSC Canada, RSC shall cause RSC Canada to reinvest such Net Cash Proceeds in Productive Assets and/or permanently reduce the aggregate amount of the revolving loan commitments under the RSC Canada Credit Facility,
          (iii) to the extent such Asset Sale includes the capital stock of RSC Canada, RSC shall cause RSC Canada to permanently reduce the aggregate amount of the revolving loan commitments under the RSC Canada Credit Facility and, to the extent of any excess, reinvest, or cause any of its Subsidiaries to reinvest, such Net Cash Proceeds in Productive Assets or (iv) unless the Borrowers shall have provided to the Agent evidence reasonably satisfactory to the Agent of the reinvestment and/or reductions described in clauses (i), (ii) and (iii) above prior
                                         -----------  ----     -----
          to the date which is 330 days after the consummation of such Asset Sale, the Revolving Credit Commitments shall be automatically and permanently reduced as of the 330th day after such consummation in an amount equal to (x) any such Net Cash Proceeds not reinvested pursuant to clauses (i) or (iii) or (y) the difference between (A) the amount
             -----------    -----
          of such Net Cash Proceeds minus (B) the sum of the Net Cash Proceeds
                                    -----
          reinvested and commitment reductions made pursuant to clause (ii)
                                                                -----------
          (and, in each case, the Borrowers shall make any payment required by

          Section 4.8(a) after giving effect to such reduction).
          --------------

               2.5  AMENDMENT TO SECTION 6.10.  Section 6.10 of the Credit
                    -------------------------
Agreement is hereby amended to delete in their entirety the first and second sentences therein and to substitute in lieu thereof the following:

          The only direct or indirect Domestic Subsidiaries of the Credit Parties are those listed on Schedule D, Part 6.10. RSC is the record
                                      ---------------------
          and beneficial owner of all of the shares of capital stock of each of RSC Acquisition, RSC Canada and RSC Holdings.

               2.6  AMENDMENT TO SECTION 7.1(A).  Section 7.1(a) of the Credit
                    ---------------------------
Agreement is hereby amended to insert "8.6(i)," immediately following the
                                      ------
reference to "8.6(d)," therein.
                   ------

               2.7  AMENDMENT TO SECTION 7.2(C).  Section 7.2(c) of the Credit
                    ---------------------------
Agreement is hereby amended to insert the following immediately before the last sentence therein:

          Notwithstanding the foregoing, no such report shall be required for any Acquisition for which the Credit Parties have delivered to the Agent the related acquisition agreement, together with all of its disclosure schedules.

               2.8  AMENDMENT TO SECTION 7.6.  Section 7.6 of the Credit
                    ------------------------
Agreement is hereby amended to insert the phrase "relating to the property and liabilities of the Credit Parties and their Domestic Subsidiaries" immediately following the words "All such policies" in the second sentence therein.

               2.9  AMENDMENT TO SECTION 7.10.  Section 7.10 of the Credit
                    -------------------------
Agreement is hereby amended to insert the phrase ", and to cause each of its Subsidiaries to maintain, " immediately following the reference to "Credit Party" therein.

               2.10 AMENDMENT TO SECTION 8.3.  Section 8.3 of the Credit
                    ------------------------
Agreement is hereby amended to delete in its entirety the Maximum Ratio of "4.5x" set out opposite the June 30, 1998 Quarterly Determination Date in the table therein and to substitute in lieu thereof a Maximum Ratio of "4.7x".

               2.11 AMENDMENTS TO SECTION 8.5.  Section 8.5 of the Credit
                    -------------------------
Agreement is hereby amended as follows:

                    (a) to insert "and Section 8.6(i)(B)" immediately after the
                                       -----------------
          reference to "Section 8.6(g)" in clause (b) thereof;
                        --------------     ----------

                    (b) to insert the following proviso immediately before the semi-colon (";") at the end of clause (f) thereof:
                                         ----------

               ; provided, further, however, that the sum of (A) the aggregate
                 --------  -------  -------
               unrecovered amount of Investments by the Credit Parties in RSC Canada and its Subsidiaries, plus (B) the aggregate unpaid
                                            ----
               principal amount of intercompany loans from the Credit Parties to RSC Canada and its Subsidiaries shall not at any time exceed the RSC Canada Investment Basket

               2.12 AMENDMENTS TO SECTION 8.6.  Section 8.6 of the Credit
                    -------------------------
Agreement is hereby amended as follows:

                    (a) to delete in its entirety the word "and" at the end of clause (g) thereof;
          ----------

                    (b) to delete in its entirety the period (".") at the end of clause (h) thereof and to substitute in lieu thereof "; and"; and
          ----------

                    (c) to insert the following as new clause (i) thereof:
                                                       ----------

                         (i) Indebtedness of RSC Canada and its Subsidiaries,
               provided that  (A) the aggregate principal amount of Indebtedness
               --------
               under the RSC Canada Credit Facility shall not at any time exceed Cdn $45,000,000, provided, however, that it shall not be an Event
                                --------  -------
               of Default if the aggregate principal amount of such Indebtedness exceeds Cdn $45,000,000 solely as a result of currency fluctuations and such excess amount is promptly repaid pursuant to the RSC Canada Credit Facility, (B) in the case of intercompany loans from any Credit Party or any Domestic Subsidiary of any Credit Party to RSC Canada or any Subsidiary of RSC Canada, (I) the aggregate unpaid principal amount of such intercompany loans shall not at any time exceed the RSC Canada Investment Basket minus the aggregate unrecovered amount of
                                 -----
               Investments by the Credit Parties in RSC Canada and its Subsidiaries and (II) all such intercompany loans shall be evidenced by promissory notes and pledged to the Agent, for the benefit of the Holders, pursuant to the Security Agreement or the Subsidiary Security Agreement and (C) notwithstanding clause (A)
                                                                     ----------
               above, the aggregate principal amount of all Indebtedness of RSC Canada and its Subsidiaries (other than Indebtedness permitted pursuant to clause (B) above) shall not at any time exceed an
                           ----------
               amount equal to the aggregate "Borrowing Base" (as defined in the Senior Subordinated Note Indentures as in effect on the Second Amendment Effective Date) for RSC Canada and its Subsidiaries.

               2.13 AMENDMENTS TO SECTION 8.7.  Section 8.7 of the Credit
                    -------------------------
Agreement is hereby amended as follows:

                    (a) to delete in its entirety the period (".") at the end of clause (k) thereof and to substitute in lieu thereof "; and"; and
          ----------

                    (b) to insert the following as new clause (l) thereof:
                                                       ----------

                         (l) Liens on the assets of RSC Canada and its
               Subsidiaries securing Indebtedness permitted by Section 8.6(i)
                                                               --------------
               and Liens on the capital stock of RSC Canada securing RSC's Contingent Obligations under the RSC Canada Credit Facility permitted by Section 8.8(iv).
                            ---------------

               2.14 AMENDMENT TO SECTION 8.8.  Section 8.8 of the Credit
                    ------------------------
Agreement is hereby amended to insert the following immediately before the period (".") at the end thereof: "and (iv) a guaranty by RSC of RSC Canada's obligations under the RSC Canada

Credit Facility (to the extent permitted by Section 8.6(i)) which guaranty may
                                            --------------
be secured solely by the capital stock of RSC Canada".

               2.15 AMENDMENTS TO SECTION 8.9.  Section 8.9 of the Credit
                    -------------------------
Agreement is hereby amended as follows:

                    (a) to amend and restate in its entirety clause (iv) thereof
                                                             -----------
          to read as follows:

               (iv) transfers of property (A) from any Credit Party or any Subsidiary of any Credit Party to any Borrower, provided that all
                                                               --------
               property transferred by a Credit Party remains subject to the perfected, first priority Lien of the Agent, for the benefit of the Holders, (B) from any Credit Party to RSC Canada and its Subsidiaries which are permitted by Section 8.5(f) (if in the
                                                   --------------
               form of an Investment) or otherwise comply with the first sentence of Section 8.16 and (C) owned by RSC Canada and its
                           ------------
               Subsidiaries, to the extent such transfer, and the application of the proceeds thereof, do not result in a Default or an Event of Default;

                    (b) to insert the phrase "from the Subsidiary Guarantors to the Borrowers," immediately before the phrase "from the Borrowers to the Parent Guarantors" in clause (v) thereof; and
                                    ----------

                    (c) to amend and restate in its entirety the second proviso to clause (vi) thereof to read as follows:
             -----------

               provided, further, that, with respect to any disposition of the
               --------  -------
               capital stock of any Borrower, any Subsidiary Guarantor or RSC Canada permitted by this Section 8.9, (x) any such disposition
                                        -----------
               shall be for 100% of the issued and outstanding capital stock of such Borrower, such Subsidiary Guarantor or RSC Canada and (y) all Obligations of such Borrower or such Subsidiary Guarantor shall be Paid In Full and all intercompany obligations of such Borrower, such Subsidiary Guarantor or RSC Canada shall be paid in full, prior to, or concurrently with (subject to such arrangements as the Agent may reasonably request to insure that the proceeds of such disposition are so used), the consummation of such disposition.

               2.16 AMENDMENTS TO SECTION 8.10(a).  Section 8.10(a) of the
                    -----------------------------
Credit Agreement is hereby amended as follows:

                    (a) to delete in its entirety the period (".") at the end of clause (iv) thereof and to substitute in lieu thereof "; and"; and
          -----------

                    (b) to insert the following as new clause (v) thereof:
                                                       ----------

                         (v) the Borrowers may declare and pay cash to RSC
                    Acquisition and RSC Holdings, and RSC Acquisition and RSC Holdings may declare and pay to RSC, cash (provided that to the extent the payment is a loan, the loan is permitted by
                    Section 8.6(g) and any promissory notes evidencing such loan
                    --------------
                    are delivered to the Agent, for the benefit of the Holders, pursuant to the Security Agreement) to the extent necessary to enable RSC to make Investments in, or intercompany loans to, RSC Canada, to the extent permitted by Section 8.5(f)
                                                               --------------
                    and 8.6(i)(B).
                        ---------

               2.17 AMENDMENT TO SECTION 8.15.  Section 8.15 of the Credit
                    -------------------------
Agreement is hereby amended to insert the following immediately before the period (".") at the end thereof: "and except for transactions involving assets owned by RSC Canada, to the extent such transaction, and the application of the proceeds thereof, do not result in a Default or an Event of Default".

               2.18 AMENDMENT TO SECTION 8.16.  Section 8.16 of the Credit
                    -------------------------
Agreement is hereby amended to insert "8.6(i), 8.8," immediately following
                                       ------  ---
the reference to "8.6(g)," therein.
                  ------

               2.19 AMENDMENT TO SECTION 8.20.  Section 8.20 of the Credit
                    -------------------------
Agreement is hereby amended to amend and restate in its entirety the text between the heading and clause (i) thereof to read as follows:
                        ----------

          None of the Credit Parties shall, directly or indirectly, form or acquire any Subsidiaries, except that (a) RSC may form RSC Canada, and RSC Canada may form and acquire Subsidiaries which formation or acquisition does not result in a Default or an Event of Default and
          (b) RSC Acquisition and RSC Holdings may form, and the Borrowers may form or acquire Subsidiaries, provided that, except with respect to
                                        --------
          the transactions described in clause (a) and the Approved Acquisitions
                                        ----------
          and the Subsidiaries acquired in connection therewith:

               2.20 AMENDMENT TO SECTION 9.1(b).  Section 9.1(b) of the Credit
                    ---------------------------
Agreement is hereby amended to insert "applicable to such Person" immediately following the reference to"covenant" therein.

               2.21 AMENDMENT TO SECTION 9.1(m).  Section 9.1(m) of the Credit
                    ---------------------------
Agreement is hereby amended and restated in its entirety to read as follows:

                    (m) RSC Subsidiaries.  RSC shall, directly or indirectly,
                        ----------------
          form or acquire any Subsidiary other than (i) RSC Acquisition, (ii) RSC Holdings, (iii) RSC Canada, (iv) the Borrowers and Subsidiary Guarantors in existence on the Effective Date and (v) Subsidiaries of RSC Acquisition, RSC Holdings, RSC

          Canada or any Borrower permitted to be formed or acquired after the Effective Date in accordance with Section 8.20.
                                            ------------

               2.22  AMENDMENT TO ANNEX I.  Annex I to the Credit Agreement is
                     --------------------
hereby deleted in its entirety and new Annex I, attached hereto as Exhibit I,
                                                                   ---------
is substituted in lieu thereof.

               2.23  AMENDMENT TO EXHIBIT Q.  Exhibit Q to the Credit Agreement
                     ----------------------
Exhibit Q, attached hereto as Exhibit II, is substituted in lieu thereof.
                              ----------

          3.   CONSENT.  As of the Amendment Effective Date, the Lenders hereby
               -------
consent to (a) the formation by RSC of RSC Canada and RSC's Investment in RSC Canada to the extent that, after giving effect to this Second Amendment, such Investment is permitted by the Credit Agreement, provided that 66% of the
                                                 --------
capital stock of RSC Canada is pledged by RSC to the Agent, for the benefit of the Holders, pursuant to a pledge agreement in form and substance mutually satisfactory to the Agent and RSC, which pledge shall be junior in priority to the pledge of such capital stock securing RSC's guaranty under the RSC Canada Credit Facility (the "RSC Canada Junior Pledge Agreement"), and (b) the
                      ----------------------------------
revolving credit facility to RSC Canada in an aggregate principal amount not to exceed Cdn $45,000,000 and RSC's guaranty thereof, provided that (i) the RSC's
                                                   --------
guaranty may be secured solely by the capital stock of RSC Canada, (ii) no other property of the Credit Parties secures any obligations of RSC Canada or RSC thereunder and (iii) all of the other material terms and conditions of the RSC Canada Credit Facility and RSC's guaranty thereof shall be as set forth on
Exhibit III attached hereto and made a part hereof.
-----------

          4.   REPRESENTATIONS AND WARRANTIES.  Each of the Credit Parties
               ------------------------------
hereby represents and warrants to each Lender, the Issuing Bank and the Agent that, as of the Amendment Effective Date (after giving effect to this Second Amendment and the consummation of the transactions evidenced by the RSC Canada Credit Facility):

          (a) Each of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct on and as of such dates, as if then made, other than representations and warranties that relate solely to an earlier date;

          (b) No Default or Event of Default shall have occurred and is continuing;

          (c) No change, occurrence, event or development or event involving a prospective change that is reasonably likely to have a Material Adverse Effect shall have occurred and be continuing; and

          (d) No Change of Control has occurred.

          5.   AMENDMENT EFFECTIVE DATE.  This Second Amendment shall become
               ------------------------
effective as of the date on or before August 31, 1998 (the "Amendment Effective
                                                            -------------------
Date") when each of the following conditions shall have been satisfied:
----

          (a) the Agent shall have received each of the following documents, in each case in form and substance reasonably satisfactory to the Agent:

               (i) counterparts hereof executed by each Borrower, each Parent Guarantor, the Agent, the Majority Revolving Credit Lenders and the Majority Term Loan Lenders;

               (ii) a fully executed copy of the RSC Canada Junior Pledge Agreement, together with any lien subordination agreement required by the agent under the RSC Canada Credit Facility;

               (iii) a certificate of the chief executive officer or a Financial Officer of each Credit Party executed and delivered on behalf of such Credit Party certifying that all conditions precedent to the effectiveness of this Second Amendment (other than conditions within the control of the Agent and the Lenders) have been met (or, concurrently with the Amendment Effective Date, will be met), all representations and warranties made in this Second Amendment are true and correct and (after giving effect to this Second Amendment) no Default or Event of Default has occurred and is continuing;

               (iv) certified copies of the material agreements evidencing the RSC Canada Credit Facility;

               (v) an opinion of Latham & Watkins, special counsel to RSC and RSC Canada, that the execution, delivery and performance of the RSC Canada Credit Facility by RSC and RSC Canada do not violate the Senior Subordinated Note Indenture and such other matters as the Agent may reasonably request;

               (vi) an opinion of Bennett Jones Verchere, special Canadian counsel to RSC and RSC Canada, with respect to the RSC Canada Junior Pledge Agreement and such other matters as the Agent may reasonably request; and

               (vii) such additional documentation as the Agent may reasonably request.

          (b) All Fees, and all Expenses as to which the Credit Parties have received an invoice, in each case which are payable on or before the Amendment Effective Date shall have been paid.

          6.   MISCELLANEOUS.  This Second Amendment is a Credit Document.  The
               -------------
headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. Except to the extent specifically amended or modified hereby for the periods specified herein, the provisions of the Credit Agreement shall not be amended, modified, impaired or otherwise affected hereby and the Credit Agreement and all of the Obligations are hereby confirmed in full force and effect. The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent, any Lender or the Issuing Bank under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

          7.   COUNTERPARTS.  This Second Amendment may be executed in any
               ------------
number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          8.   GOVERNING LAW.  THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF
               -------------
THIS SECOND AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS SECOND AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS OTHER THAN THOSE CONTAINED IN NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401) AND DECISIONS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the Agent, the Lenders, the Borrowers and the Parent Guarantors have caused this Second Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


BORROWERS:                    RSC ALABAMA, INC.
---------                     RSC CENTER, INC.
                              RSC DUVAL INC.
                              RSC INDUSTRIAL CORPORATION
                              RSC RENTS, INC.
                              WALKER JONES EQUIPMENT, INC.



                              By: /s/ Robert M. Wilson
                                 ______________________________________
                              Name: Robert M. Wilson
                                   ____________________________________
                              Title: Senior Vice President
                                    ___________________________________
                                   (for each of the above listed Borrowers)

PARENT GUARANTORS:            RSC ACQUISITION CORP.
-----------------             RSC HOLDINGS, INC.
                              RENTAL SERVICE CORPORATION



                              By: /s/ Robert M. Wilson
                                 ______________________________________
                              Name: Robert M. Wilson
                                   ______________________________________
                              Title: Senior Vice President
                                    ___________________________________
                                   (for each of the above listed Parent
                                   Guarantors)

AGENT:                        BT COMMERCIAL CORPORATION,
-----                          as Agent and as a Revolving Credit Lender


                              By: /s/ Richard Faulkner
                                 ______________________________________
                              Name: Richard Faulkner
                                   ____________________________________
                              Title: Associate
                                    ___________________________________


REVOLVING CREDIT LENDERS:           BANKBOSTON, N.A.
------------------------


                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________

                                     -S-1-

                              THE BANK OF NOVA SCOTIA


                              By: /s/ John Quick
                                 _____________________________________
                              Name: John Quick
                                   ___________________________________
                              Title: Senior Relationship Manager
                                    __________________________________

                              BANK ONE, ARIZONA, NA


                              By: _____________________________________
                              Name:____________________________________
                              Title: __________________________________

                              BANQUE PARIBAS


                              By: _____________________________________
                              Name:____________________________________
                              Title: __________________________________


                              By: _____________________________________
                              Name:____________________________________
                              Title: __________________________________

                              BAY VIEW BANK


                              By: /s/ Gary Harrigian
                                 ______________________________________
                              Name: Gary Harrigian
                                   ____________________________________
                              Title: Vice President
                                    ___________________________________

                              BAY VIEW FINANCIAL CORPORATION


                              By: /s/ Sharon Shani
                                 ______________________________________
                              Name: Sharon Shani
                                   ____________________________________
                              Title: Assistant Vice President
                                    ___________________________________

                                     -S-2-

                              BNY FINANCIAL CORPORATION


                              By: _____________________________________
                              Name:____________________________________
                              Title: __________________________________




                              THE CIT GROUP/BUSINESS CREDIT, INC.


                              By: /s/ William Shiao
                                 ______________________________________
                              Name: William Shiao
                                   ____________________________________
                              Title: Assistant Vice President
                                    ___________________________________



                              COMERICA BANK



                              By: /s/ Eoin P. Collins
                                 ______________________________________
                              Name: Eoin P. Collins
                                   ____________________________________
                              Title: Account Officer
                                    ___________________________________



                              CONGRESS FINANCIAL CORPORATION (WESTERN)


                              By: _____________________________________
                              Name:____________________________________
                              Title: __________________________________


                              FIRST UNION NATIONAL BANK
                              (formerly known as Corestates Bank, N.A.)


                              By: /s/ Michele Walcoff
                                 ______________________________________
                              Name: Michele Walcoff
                                   ____________________________________
                              Title: Vice President
                                    ___________________________________


                              DEUTSCHE FINANCIAL SERVICES CORPORATION


                              By: /s/ Kenneth C. MacDonell
                                 ______________________________________
                              Name: Kenneth C. MacDonell
                                   ____________________________________
                              Title: Vice President
                                    ___________________________________

                                     -S-3-

                              FLEET CAPITAL CORPORATION


                              By: _____________________________________
                              Name:____________________________________
                              Title: __________________________________


                              IBJ SCHRODER BUSINESS CREDIT CORPORATION



                              By: _____________________________________
                              Name:____________________________________
                              Title: __________________________________



                              ISRAEL DISCOUNT BANK


                              By: _____________________________________
                              Name:____________________________________
                              Title: __________________________________


                              KEY CORPORATE CAPITAL INC.


                              By: _____________________________________
                              Name:____________________________________
                              Title: __________________________________


                              LASALLE NATIONAL BANK, N.A.


                              By: /s/ Christopher G. Clifford
                                 ______________________________________
                              Name: Christopher G. Clifford
                                   ____________________________________
                              Title: Senior Vice President
                                    ___________________________________


                              THE LONG TERM CREDIT BANK OF JAPAN,
                              LTD., LOS ANGELES AGENCY


                              By: _____________________________________
                              Name:____________________________________
                              Title: __________________________________


                                     -S-4-

                              MELLON BANK, N.A.

                              By: /s/ Norman R. Smith
                                 ______________________________________
                              Name: Norman R. Smith
                                   ____________________________________
                              Title: Vice President
                                    ___________________________________


                              NATIONAL BANK OF CANADA


                              By: /s/ R.A. McKarroll
                                 ______________________________________
                              Name: R.A. McKarroll
                                   ____________________________________
                              Title: Vice President
                                    ___________________________________



                              By: /s/ John Curry
                                 ______________________________________
                              Name:  John Curry
                                   ____________________________________
                              Title: Vice President
                                    ___________________________________

                              NATIONSBANK OF TEXAS, N.A.



                              By: _____________________________________
                              Name:____________________________________
                              Title: __________________________________





                              SANWA BANK CALIFORNIA


                              By: /s/ Dirk A. Price
                                 ______________________________________
                              Name: Dirk A. Price
                                   ____________________________________
                              Title: Vice President
                                    ___________________________________



                              SUMITOMO BANK OF CALIFORNIA


                              By: /s/ Ann L. Darnall
                                 ______________________________________
                              Name: Ann L. Darnall
                                   ____________________________________
                              Title: Vice President
                                    ___________________________________


                                     -S-5-

                              SUMMIT COMMERCIAL/GIBRALTAR CORP.
                              (formerly known as Gibraltar Corporation of America)


                              By: /s/ Harvey Friedman
                                 ______________________________________
                              Name: Harvey Friedman
                                   ____________________________________
                              Title: Executive Vice President
                                    ___________________________________

                              UNION BANK OF CALIFORNIA, N.A.


                              By: /s/ Alan Young
                                 ______________________________________
                              Name: Alan Young
                                   ____________________________________
                              Title: Assistant Vice President
                                    ___________________________________

                              U.S. BANK NATIONAL ASSOCIATION (formerly known as Colorado National Bank)


                              By: /s/ Kelly Condon
                                 _____________________________________
                              Name: Kelly Condon
                                   ____________________________________
                              Title: Vice President
                                    __________________________________

TERM LOAN LENDERS:            ARES LEVERAGED INVESTMENT
-----------------             FUND L.P.

                              By: Ares Management, L.P.
                                  Its general partner

                              By: Ares Operating Member LLC,
                                  Its general partner


                              By: /s/ David A. Sachs
                                 ______________________________________
                              Name: David A. Sachs
                                   ____________________________________
                              Title: Vice President
                                    ___________________________________

                              BANKERS TRUST COMPANY


                              By: /s/ Annemarie Reilly-Papazoglou
                                 ______________________________________
                              Name: Annemarie Reilly-Papazoglou
                                   ____________________________________
                              Title: Vice President
                                    ___________________________________

                                     -S-6-

                              CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC., as Attorney-in-Fact and on behalf of First All American Financial Life Insurance Company

                              By: _____________________________________
                              Name:____________________________________
                              Title: __________________________________

                              CYPRESSTREE INVESTMENT PARTNERS I, LIMITED

                              By:  CypressTree Investment Management
                                   Company, Inc., as Portfolio Manager


                              By: _____________________________________
                              Name:____________________________________
                              Title: __________________________________

                              FIRST DOMINION FUNDING I


                              By: /s/ George Garcia
                                 ______________________________________
                              Name: George Garcia
                                   ____________________________________
                              Title: Vice President
                                    ___________________________________

                              KZH-ING-2 CORPORATION


                              By: /s/ Virginia Conway
                                 ______________________________________
                              Name: Virginia Conway
                                   ____________________________________
                              Title: Authorized Agent
                                    ___________________________________

                              PAM CAPITAL FUNDING LP

                              By:  Highland Capital Management, L.P., as
                                   Collateral Manager


                              By: /s/ James Dondem
                                 ______________________________________
                              Name: James Dondem
                                   ____________________________________
                              Title: President
                                    ___________________________________

                                     -S-7-

                              PARIBAS CAPITAL FUNDING LLC

                              By: /s/ Jeffrey J. Youle
                                 ______________________________________
                              Name: Jeffrey J. Youle
                                   ____________________________________
                              Title: Director
                                    ___________________________________

                              CRESCENT/MACH I PARTNERS, L.P.

                              By:  TCW Asset Management Company,
                                   its Investment Manager


                              By: _____________________________________
                              Name:____________________________________
                              Title: __________________________________



                              TCW LEVERAGED INCOME TRUST, L.P.

                              By:  TCW Advisers (Bermuda), Ltd.,
                                   as General Partner

                              By: _____________________________________
                              Name:____________________________________
                              Title: __________________________________


                              By:  TCW Investment Management Company,
                                   as Investment Adviser


                              By: _____________________________________
                              Name:____________________________________
                              Title: __________________________________


                              TORONTO DOMINION (TEXAS), INC.


                              By: /s/ Jorge Garcia
                                 ______________________________________
                              Name: Jorge Garcia
                                   ____________________________________
                              Title: Vice President
                                    ___________________________________

                                     -S-8-